UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2015

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On July 15, 2015, MMRGlobal, Inc. (the "Company") held its 2015 Annual Meeting of Stockholders (the "Annual Meeting"). The Company's stockholders were asked to consider and vote upon the following two proposals:

Proposal 1. To elect two (2) Class II directors to serve for a term of three (3) years, with such term expiring upon the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. To ratify the appointment of Rose Snyder & Jacobs as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal No. 1:
Director:	For:	Withheld:	Not Voted:
Bernard Stolar	321,676,366	14,164,824	332,493,418
Mike Finley	322,719,866	13,121,324	332,493,418

Proposal No. 2:
Votes For:	Votes Against:	Votes Abstaining:
633,358,988	3,170,951	31,804,669

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
July 16, 2015	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer